UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2008

Secured Digital Storage Corporation
(Exact Name of Registrant as Specified in Its Charter)

New Mexico	0-9500	85-0280415
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Butterfield Road, Suite 1050, Downers Grove, IL 60515
(Address of Principal Executive Offices, Including Zip Code)

(630) 271-8590
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.	2
Item 8.01	Other Items.	2
Signature		3

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 6, 2008, the Board of Directors of Secured Digital Storage Corporation, a New Mexico corporation (the “Company”), appointed David Beamish as a director of the Company, to fill a vacancy on the Company’s Board of Directors.

Mr. Beamish, age 44, has been in sales and marketing for over 20 years. Mr. Beamish began his sales career selling medical products for Medline Industries. At Medline, he successfully built and managed a multi-state territory. He left Medline to co-found Premier Medical Industries Inc., a multinational medical supply distributor. After Premier Medical Industries, Mr. Beamish successfully formed, built and sold four businesses: Premier Sales (a linen and textile distributor), Premier Tax and Accounting LLC (an accounting and tax firm), Premier Construction LLC (a small construction firm), and Premier Technologies (a computer distributor and Internet firm). Currently, Mr. Beamish owns and operates Premier Laundry Technologies LLC, one of the largest independently owned COG Healthcare Laundries in the Midwest.

Item 8.01	Other Items.

Tagnetics, Inc.

On September 22, 2008, the Company entered into a non-binding Letter of Intent (“Letter of Intent”) to acquire Tagnetics, Inc. (“TAG”) through a wholly-owned subsidiary of the Company to be formed for such purpose. The Letter of Intent was ratified at a meeting of the Company’s Board of Directors held on September 30, 2008. TAG develops and manufactures electronic shelf label systems for the retail industry.

The Company shall continue to pursue opportunities and strategic alternatives with respect to its current storage business operations through its wholly-owned subsidiary, Secured Digital Storage LLC, an Illinois limited liability company. The Company intends to transition Secured Digital Storage Corporation to a holding company.

Bridge Loan

On September 25, 2008, the Company received a bridge loan from an unrelated party in the amount of eighty-five thousand dollars ($85,000) (the “Loan”). The proceeds of this Loan were used to pay lease expenses to Hewlett-Packard Financial Services Company. This Loan was ratified at a meeting of the Company’s Board of Directors on September 30, 2008. The term of the Loan is for a period of 30 days, to be repaid with five thousand dollars ($5,000) interest for a total of ninety thousand dollars ($90,000).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Secured Digital Storage Corporation

Dated: October 8, 2008	By:	/s/ William M. Lynes
William M. Lynes,
Chief Executive Officer